UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 17, 2026

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 13, 2026, FDCTech, Inc. (the “Company”) issued an aggregate of 118,592,200 shares of its common stock, par value $0.0001 per share (the “Common Stock”), to eight (8) holders of record upon the conversion of all 2,371,844 outstanding shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”). All share amounts in this Current Report give effect to the reverse stock split described in Item 5.03 below.

The conversion was effected solely in exchange for the outstanding shares of Series B Preferred Stock. No cash or other consideration was paid to the Company, and no commission or other remuneration was paid or given directly or indirectly for soliciting the conversion. The Certificate of Designation of the Series B Preferred Stock, filed with the Secretary of State of the State of Delaware on December 4, 2023, designated 3,000,000 shares of the Company’s preferred stock as Series B Preferred Stock and stated a conversion rate of one hundred (100) shares of Common Stock for each one (1) share of Series B Preferred Stock, and Section 4(f) thereof provided that the conversion rate is not adjusted for stock dividends, splits, combinations or reclassifications of the Common Stock. On July 13, 2026, the Board of Directors, acting by unanimous written consent, fixed the conversion rate at fifty (50) shares of Common Stock for each share of Series B Preferred Stock following the reverse stock split and approved the conversion at that rate. The Certificate of Amendment described in Item 5.03 below confirms the authority of the Board of Directors to fix the conversion rate and ratifies the rate so fixed and the conversions effected at that rate. Following the conversion, no shares of Series B Preferred Stock remain outstanding.

The shares of Common Stock were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. Each recipient was an existing holder of the Series B Preferred Stock and an officer, director or affiliate of the Company, or a person with a pre-existing relationship with the Company having access to the information concerning the Company that registration would provide; no general solicitation or general advertising was used in connection with the conversion; and the shares were issued as restricted securities bearing an appropriate restrictive legend.

The shares of Common Stock issued upon conversion were issued to the following holders of record:

Name of Holder	Series B Shares Converted	Common Shares Issued
Mitchell M. Eaglstein, Chief Executive Officer and Director	150,000	7,500,000
Imran Firoz, Chief Financial Officer and Director	150,000	7,500,000
Gope S. Kundnani, Director	191,844	9,592,200
Alchemy Prime Holdings Limited (now known as APSI Holdings Limited)	1,800,000	90,000,000
FRH Group Corporation	50,000	2,500,000
William B. Barnett	10,000	500,000
Susan E. Eaglstein	10,000	500,000
Nicky G. Kundnani	10,000	500,000
Total	2,371,844	118,592,200

Mr. Gope S. Kundnani, a Director and the Company’s principal shareholder, received an aggregate of 99,592,200 shares of Common Stock, consisting of 9,592,200 shares issued to him directly and 90,000,000 shares issued to Alchemy Prime Holdings Limited (now known as APSI Holdings Limited), an entity through which Mr. Kundnani holds shares. Mr. Mitchell M. Eaglstein, the Company’s Chief Executive Officer and a Director, and Mr. Imran Firoz, the Company’s Chief Financial Officer and a Director, each received 7,500,000 shares of Common Stock. Mr. William B. Barnett is a member of Barnett & Linn, counsel to the Company. The conversion accordingly resulted in a substantial increase in the proportion of the Company’s outstanding Common Stock held by related parties. Following the conversion, the Company had 122,823,068 shares of Common Stock issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 and Item 5.03 of this Current Report is incorporated by reference into Item 3.03.

Reverse stock split. As described in Item 5.03 below, the reverse stock split became effective for trading purposes at the open of business on July 10, 2026, at which time each one hundred (100) shares of the Company’s issued and outstanding Common Stock were combined into one (1) share of Common Stock, with any resulting fractional share rounded up to the nearest whole share for each holder of record. The reverse stock split did not affect the number of authorized shares of Common Stock or the par value per share, and it affected all holders of Common Stock uniformly.

Series A Preferred Stock. The Certificate of Amendment to the Certificate of Designation of the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) described in Item 5.03 below eliminated the conversion rights of the Series A Preferred Stock in their entirety. As amended, the Series A Preferred Stock is a voting security only: its rights consist of the voting rights set forth in Section 3 and the liquidation rights set forth in Section 5 of the Certificate of Designation, and no conversion, exchange, preemptive or redemption rights. The voting rights of the Series A Preferred Stock were not changed by the amendment. Each issued and outstanding share remains entitled to fifty (50) non-cumulative votes, and the amendment confirms that such number of votes is not adjusted by reason of any stock dividend, subdivision, split, combination, reverse stock split or reclassification of the Common Stock, including the reverse stock split described in Item 5.03 below.

Series B Preferred Stock. All outstanding shares of Series B Preferred Stock were converted into Common Stock on July 13, 2026, as described in Item 3.02 above. No shares of Series B Preferred Stock remain issued or outstanding, and the rights, preferences, and privileges of the Series B Preferred Stock, including its voting rights, are of no further force or effect.

Increase in authorized capital stock. The increase in the number of authorized shares of Common Stock and Preferred Stock described in Item 5.03 below may have a dilutive effect on holders of Common Stock if such shares are subsequently issued.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2025, the Board of Directors unanimously approved, and holders of a majority of the Company’s voting power consented to, corporate actions to (i) increase the number of authorized shares of Common Stock from 500,000,000 to 750,000,000 and the number of authorized shares of Preferred Stock from 10,000,000 to 15,000,000, and (ii) authorize the Board of Directors, in its discretion, to effect a reverse stock split of the outstanding Common Stock in a ratio of not less than 1-for-10 and not more than 1-for-100. These corporate actions were disclosed in the Definitive Information Statement on Schedule 14C filed with the SEC on October 1, 2025.

Reverse stock split. On June 9, 2026, the Board of Directors fixed the ratio of the reverse stock split at one-for-one hundred (1-for-100) within the range authorized by the stockholders. On June 29, 2026, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, effecting the reverse stock split, within the period authorized by the stockholders, with any resulting fractional share rounded up to the nearest whole share for each holder of record. The Financial Industry Regulatory Authority announced the reverse stock split on its Daily List on July 9, 2026, and the reverse stock split became effective for trading purposes, and the Company’s Common Stock began trading on a post-split basis, at the open of business on July 10, 2026, under the temporary symbol “FDCTD” for 20 trading days, after which it reverted to “FDCT.” The reverse stock split reduced the issued and outstanding shares of Common Stock from 423,084,729 to 4,230,868 and did not affect the number of authorized shares of Common Stock or the par value per share. The Certificate of Amendment is filed as Exhibit 3.1 hereto.

Increase in authorized capital stock. On August 17, 2026, the Company filed a Certificate of Amendment to its Certificate of Incorporation amending and restating paragraph (a) of Article FOURTH to provide that the total number of shares of stock the Company has authority to issue is 765,000,000 shares, consisting of 750,000,000 shares of Common Stock, par value $0.0001 per share, and 15,000,000 shares of Preferred Stock, par value $0.0001 per share. The Preferred Stock remains issuable in one or more series, with the qualifications, limitations, voting and other powers, preferences and rights of each series to be determined by the Board of Directors. The Certificate of Amendment became effective upon filing and is filed as Exhibit 3.2 hereto.

Series A Certificate of Designation. On August 17, 2026, the Company filed a Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock, originally filed on March 24, 2017. The amendment (i) eliminated the conversion rights of the Series A Preferred Stock in their entirety, so that the Series A Preferred Stock is not convertible into Common Stock or into any other class or series of capital stock of the Company and its rights consist solely of the voting rights set forth in Section 3 and the liquidation rights set forth in Section 5 of the Certificate of Designation; (ii) confirmed, without change, that each issued and outstanding share of Series A Preferred Stock is entitled to fifty (50) non-cumulative votes per share, and that such number of votes is not adjusted for any stock dividend, subdivision, split, combination, reverse stock split or reclassification of the Common Stock, including the reverse stock split described above; (iii) increased the number of shares designated as Series A Preferred Stock from 4,000,000 to 10,000,000, within the 15,000,000 shares of Preferred Stock authorized by the Certificate of Incorporation; and (iv) provided that shares of Series A Preferred Stock that are reacquired by the Company are restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may not thereafter be issued as shares of Series A Preferred Stock. Shares of Series A Preferred Stock remain issued and outstanding following the exercise of their voting rights. The Certificate of Amendment became effective upon filing and is filed as Exhibit 3.3 hereto.

Series B Certificate of Designation. On August 17, 2026, the Company filed a Certificate of Amendment to the Certificate of Designation of the Series B Preferred Stock, originally filed on December 4, 2023. The number of shares designated as Series B Preferred Stock remains 3,000,000. The amendment (i) authorized the Board of Directors, upon the completion of a public offering of Common Stock resulting in gross proceeds of $10,000,000 or more that includes the listing of the Common Stock on The Nasdaq Stock Market or the New York Stock Exchange, or upon any reverse stock split, combination or similar reclassification of the Common Stock (each, a “Rate Determination Event”), to determine and fix the conversion rate within a range of not more than one hundred (100) and not less than ten (10) shares of Common Stock for each share of Series B Preferred Stock; (ii) confirmed that the conversion rate is not automatically adjusted by reason of any stock dividend, subdivision, combination or reclassification of the Common Stock; and (iii) confirmed that the reverse stock split described above constituted a Rate Determination Event, that the Board of Directors fixed the conversion rate at fifty (50) shares of Common Stock for each share of Series B Preferred Stock effective as of July 13, 2026, and ratified all conversions effected at that rate. The Certificate of Amendment became effective upon filing and is filed as Exhibit 3.4 hereto.

Each of the Certificates of Amendment described above was adopted by unanimous written consent of the Board of Directors and by the written consent of the requisite holders of the Company’s capital stock, including, in the case of the Series A and Series B Certificates of Amendment, the holders of a majority of the outstanding shares of the affected series, in accordance with the General Corporation Law of the State of Delaware. The foregoing descriptions are summaries only, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Certificates of Amendment filed as Exhibits 3.1, 3.2, 3.3 and 3.4 to this Current Report, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of FDCTech, Inc., effecting a one-for-one hundred (1-for-100) reverse stock split of the Common Stock, filed with the Secretary of State of the State of Delaware on June 29, 2026
3.2	Certificate of Amendment to the Certificate of Incorporation of FDCTech, Inc., increasing the number of authorized shares of Common Stock from 500,000,000 to 750,000,000 and the number of authorized shares of Preferred Stock from 10,000,000 to 15,000,000, filed with the Secretary of State of the State of Delaware on August 17, 2026
3.3	Certificate of Amendment to the Certificate of Designation of the Series A Convertible Preferred Stock of FDCTech, Inc., filed with the Secretary of State of the State of Delaware on August 17, 2026
3.4	Certificate of Amendment to the Certificate of Designation of the Series B Convertible Preferred Stock of FDCTech, Inc., filed with the Secretary of State of the State of Delaware on August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

August 26, 2026	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Financial Officer)